Important Notice Regarding Change in
ETF Index and Related Matters

GLOBAL X FUNDS
Global X FTSE Portugal 20 ETF (the “Fund”)

Supplement dated October 6, 2016 to the Summary Prospectus,
Prospectus and Statement of Additional Information (“SAI”)
for the Fund, dated March 1, 2016, as amended and supplemented from time to time

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

The following changes will take effect for the Fund on or around December 6, 2016.

	Current	New
Name	Global X FTSE Portugal 20 ETF	Global X MSCI Portugal ETF
Index	FTSE Portugal 20 Index	MSCI All Portugal Plus 25/50 Index
Index Components	20	20*
Index Description
The FTSE Portugal 20 Index is designed to reflect broad-based equity market performance in Portugal. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 20 companies that are domiciled in, principally traded in or whose revenues are primarily from Portugal. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States.

The MSCI All Portugal Plus 25/50 Index is designed to represent the performance of the Broad Portugal Equity Universe, while including constituents with minimum levels of liquidity. The Broad Portugal Equity Universe includes securities that are classified in Portugal according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Portugal and carry out the majority of their operations in Portugal. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States.

The current index is the FTSE Portugal 20 Index (the “Current Index”). The Current Index is designed to reflect broad-based equity market performance in Portugal. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The new index is the MSCI All Portugal Plus 25/50 Index (the “New Index”). The New Index is designed to represent the performance of the Broad Portugal Equity Universe, while including constituents with minimum levels of liquidity and applying a specific capping methodology to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States.

*Index constituents for the MSCI All Portugal Plus 25/50 Index are as of September 28, 2016. The number of index constituents may change by the effective date (on or around December 6, 2016).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE